UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 2, 2006
(Date of earliest event reported)

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas  77060
(Address of principal executive offices, including zip code)

(281) 876-0120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          In connection with the election of Stephen J. McDaniel to the Company’s Board of Directors as previously reported, on August 2, 2006, the Company’s board of directors appointed Mr. McDaniel to serve on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Mr. McDaniel is an “independent director” pursuant to the rules adopted by the SEC applicable to the corporate governance standards for companies listed on the American Stock Exchange.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORPORATION

August 4, 2006		/s/ Michael D. Watford

	Name:	Michael D. Watford
	Title:	Chairman, President and Chief Executive Officer